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                                   EXHIBIT 32

       CERTIFICATION PURSUANT TO RULE 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the amended annual report of Capital Growth Systems, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lee Wiskowski, Co-Chief Executive Officer of the Company, I, Douglas Stukel, the Co-Chief Executive Officer of the Company, and I, Derry L. Behm, the Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to l8 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  January 14, 2005


                                      By:  /s/ Lee Wiskowski
                                           -------------------------------------
                                      Name:    Lee Wiskowski
                                      Title:   Co-Chief Executive Officer

                                      By:  /s/ Douglas Stukel
                                           -------------------------------------
                                      Name:    Douglas Stukel
                                      Title:   Co-Chief Executive Officer

                                      By:  /s/ Derry L. Behm
                                           -------------------------------------
                                      Name:    Derry L. Behm
                                      Title:   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350 as an exhibit to the Report and is not being filed as part of the Report or as a separate disclosure document.